SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) February 28, 1995



                             AEL INDUSTRIES, INC.
            (Exact name of registrant as specified in its charter)


Pennsylvania                     0-230                 23-1353403
(State or other jurisdiction  (Commission         (IRS Employer
of incorporation)             File Number)        Identification No.)


                  305 Richardson Road, Lansdale, PA  19446
             (Address of principal executive offices)  (Zip Code)


      (Registrant's telephone number, including area code) (215) 822-2929


Item 1.  Changes in Control of Registrant

     Messrs. Francis J. Dunleavy, Frederick R. Einsidler, Conrad J. Fowler and Leeam Lowin (collectively referred to as "Voting Trustees") acquired the right to vote with respect to certain matters as to certain shares of AEL Industries, Inc. Class A common stock and Class B common stock in their capacity as voting trustees under a Voting Trust Agreement dated as of February 28, 1995 among Dr. Leon Riebman, Claire E. Riebman, (collectively referred to as the "Riebmans") the Registrant and the Voting Trustees.
The Voting Trustees are members of the Registrant's Long Range Planning
Committee.

     On February 28, 1995, the following agreements, all dated as of February 28, 1995, (collectively, the "Agreements"), which are summarized below, were entered into by the parties indicated:

     1.   Agreement (the "Agreement") by and among Leon Riebman and Claire
E. Riebman and the Registrant, in the form filed herewith as Exhibit A;

     2. Voting Trust Agreement (the "Voting Trust Agreement") by and among the Registrant, the Riebmans and the Voting Trustees in the form filed herewith as Exhibit B;

     3. 1995 Agreement (the "1995 Agreement") by and between the Registrant and Leon Riebman, in the form filed herewith as Exhibit C; and

     4. Participation Rights Agreement (the "Participation Rights Agreement") by and between the Registrant and Leon Riebman, in the form filed herewith as Exhibit D.

     In consideration for (a) the Riebmans' agreement to accept the same consideration and other terms in a Qualifying Business Combination (as defined below) as the other shareholders of the Registrant, (b) their entering into the Voting Trust Agreement and (c) their transfer of certain Class A Stock and Class B Stock to the Voting Trustees, the Registrant issued 180,947 shares of Class A Stock (the "Contingent Shares") to the Riebmans, which represents .75 shares of Class A Stock for each share of Class B
Stock beneficially owned by them immediately prior to such issuance. The Contingent Shares were issued subject to a condition subsequent, as more particularly described below. No consideration was furnished by the Voting Trustees for their acquisition of the voting rights described herein.

     As a result of the transfer by the Riebmans to the Voting Trustees of their Class A Stock and Class B Stock, the Voting Trustees hold legal title to, and certain voting rights with respect to, (i) 10,646 shares of Class A common stock previously held by the Riebmans (the
"Existing Class A Shares"), (ii) 180,947 shares of Class A common stock which the Riebmans acquired from the Registrant (the Contingent Shares) and
(iii) 241,262 shares of Class B common stock previously held by the Riebmans (the "Existing Class B Shares"), all as more particularly described below. The Existing Class A Shares and the Contingent Shares are held in the Class A Voting Trust and the Existing Class B Shares are held in the Class B Voting Trust. The Voting Trustees, in such capacity, are the beneficial owners of approximately 5.4% of the Registrant's Class A common stock and 55.5% of the Registrant's Class B common stock.

     As more fully described below, the Voting Trustees are required to vote the shares of Class A common stock and Class B common stock of the Registrant that have been deposited into the respective voting trusts in accordance with the terms of the Voting Trust Agreement, which provides for votes to be cast by the Voting Trustees in the manner summarized below.
The Voting Trustees believe that none of them individually has or shares the power to vote or dispose of any of the shares of Class A common stock or Class B common stock deposited in the Voting Trusts apart from their roles as Voting Trustees, whose determinations are made by majority vote as long as there are at least three members of such committee or unanimously if there are fewer than three members, as described more fully below.
Under Rule 13d-3 the Voting Trustees are deemed to be the beneficial owners of all the shares deposited in the voting trusts; each of the voting trustees expressly disclaims beneficial ownership of such shares. The filing of this Report on Form 8K shall not be construed as an admission that they, or any of them, are beneficial owners individually of any of the shares of Class A common stock or Class B common stock deposited with them in the respective Voting Trusts.

     Each of the Voting Trustees, in his individual capacity, beneficially owns the following number of shares of Class A common stock and Class B common stock of the Registrant:

Name of Voting Trustee   Number and Class of Shares Beneficially Owned

Francis J. Dunleavy      1,900 shares of Class A common stock

Frederick R. Einsidler   627 shares of Class A common stock

Conrad J. Fowler         143 shares of Class A common stock (1)
                         93,874 shares of Class B common stock (1)

Leeam Lowin              1,075,700 shares of Class A common stock (2)

     (1) The sole voting and investment power of the Class A common stock belongs to Mr. Fowler's wife, who also has sole voting and investment power with respect to 32,789 shares of Class B common stock. Mr. Fowler has sole voting and investment power as to the remaining shares of Class B common stock.

     (2) Mr. Lowin has sole voting and investment power with respect to 583,000 shares and shared investment power with respect to 475,700 shares. The sole voting power with respect to these 475,700 shares rests with other persons. The sole voting and investment power of an additional 17,000 shares belongs to Mr. Lowin's wife.

     In connection with the Agreement, Messrs. Dunleavy, Einsidler and Lowin have each agreed to vote his respective shares of the Registrant's common stock over which he has voting power in favor of a Qualifying Business Combination included within a Proposal submitted for Shareholder Approval. (Capitalized terms are defined below.) The form of such letter agreement is filed herewith as Exhibit E.

     The Agreements are summarized below. However, such summaries are qualified in their entirety by reference to Exhibits A through D filed herewith.

     The Agreement. As more particularly described in the Agreement, the Board of Directors of the Registrant (the "Board") had previously appointed a Long Range Planning Committee (the "LRPC") for the purpose of considering strategic alternatives for the Registrant in view of recent and significant developments and consolidations in the defense industry. After assessing certain factors more particularly described in the Agreement, the LRPC decided, because of its belief that it could thereby perform its duty to realize for the shareholders of the Registrant ("Shareholders") the best value reasonably available, to pursue the following course of action: (i) the negotiation of an arrangement with Leon Riebman and Claire E. Riebman whereby they would transfer their voting control of the Registrant to the Voting Trustees under the Voting Trusts for a period of time expected to be sufficient to complete a "Qualifying Business Combination" (as defined in the Agreement), and (ii) the negotiation of an arrangement with Leon Riebman regarding his future relationship with the Registrant. The Agreement, the Voting Trust Agreement, the 1995 Agreement and the Participation Rights Agreement embody the results of these negotiations.

     Under the Agreement, in consideration for (a) the Riebman's agreement to accept the same consideration and other terms in a Qualifying Business Combination as the other shareholders, (b) their entering into the Voting Trust Agreement, and (c) their transfer of Class A Stock and Class B Stock to the Voting Trustees for a period of time expected to be sufficient to complete a Qualifying Business Combination, as described below, the Registrant issued the Contingent Shares to the Riebmans (180,947 shares of Class A Stock, which represents .75 shares of Class A Stock for each share of Class B Stock beneficially owned by them immediately prior to such issuance). The Contingent Shares were issued subject to a condition subsequent, as more particularly described below under the description of the Voting Trust Agreement.

     The Agreement is intended to enable the LRPC to negotiate a "Qualifying Business Combination" for inclusion in a "Proposal" to be submitted for "Shareholder Approval" (as such terms are defined in the Agreement). As used in the Agreement:

     (a) "Qualifying Business Combination" means a Business Combination not inconsistent in any material respect with the terms of the Agreement which has been recommended by the LRPC and pursuant to which an opinion acceptable to the LRPC is issued to the Registrant by a nationally recognized investment banking firm with respect to the fairness, from a financial point of view, to the Shareholders of the consideration offered to them under an agreement providing for such Business Combination ("Business Combination Agreement").

     (b) "Business Combination" means (i) a sale of all or substantially all of the assets of the Registrant in one transaction or a series of related transactions; (ii) the acquisition by a person or group of persons acting in concert of the beneficial ownership of more than eighty percent of the issued and outstanding Class A Stock and Class B Stock; (iii) a merger or consolidation of the Registrant with another entity; or (iv) any transaction having like effect.

     (c) "Proposal" means a single proposition submitted to the Shareholders consisting of (i) ratification of the Agreement, the Voting Trust Agreement, the 1995 Agreement and the Participation Rights Agreement, and (ii) approval of a Business Combination Agreement; and

     (d) "Shareholder Approval" means the approval and adoption of the Proposal by the affirmative vote of a majority of votes cast respectively by (i) the holders of shares of Class A Stock and (ii) the holders of shares of Class B Stock, each voting as a class.

     Under the terms of the Agreement, the LRPC has committed in good faith to use all reasonable efforts to arrange for a Qualifying Business Combination but it shall not have any obligation to do so unless it deems the terms thereof to be in the best interests of the Registrant and the Shareholders. The LRPC has the right, in the exercise of its fiduciary duty, to withdraw its recommendation of a Business Combination Agreement. Except as otherwise provided in the Agreement, the Closing of a Qualifying Business Combination may not occur within six months of the date of the Agreement.

     All actions by the Registrant contemplated by the Agreement, the Voting Trust Agreement and the 1995 Agreement shall be taken on its behalf exclusively by the LRPC, which has the full authority of the Board of Directors of the Registrant for such purpose. All actions of the LRPC require the approval of a majority of the members of the LRPC, unless there exist at any time fewer than three members of the LRPC, in which case all actions at such time shall require the unanimous approval of the members of the LRPC.

     As provided in the Agreement, it is the intent of the LRPC that all holders of Class A Stock and Class B Stock will be offered the same consideration and other terms in a Qualifying Business Combination. The LRPC has engaged an investment banking firm, an employee benefits consultant and independent legal counsel in connection with these matters.

     The Agreement has an initial term of nine months commencing February 28, 1995 (the "Initial Term") and can be extended, at the option of the Registrant, for up to two additional periods of three months each (the "First Renewal Term" and the "Second Renewal Term," respectively) upon payment by the Registrant to the Riebmans of $100,000 for the First Renewal Term and $300,000 for the Second Renewal Term. Such payments shall be credited against, and reduce to that extent, the Consulting Payments provided for in the 1995 Agreement. In addition, if the Registrant has entered into a Business Combination Agreement which contemplates a Qualifying Business Combination at any time during the Initial Term, the First Renewal Term or the Second Renewal Term, but Shareholder Approval of the Proposal has not yet been obtained, the Initial Term, the First Renewal Term or the Second Renewal Term, as the case may be, will be automatically extended, if it would have otherwise expired, until the earlier of (i) the consummation of such Qualifying Business Combination ("Closing") or (ii) the termination of such Business Combination Agreement pursuant to its terms. However, if such termination occurs in connection with a recommendation by the LRPC, in the exercise of its fiduciary duty, of an alternative agreement which contemplates a Qualifying Business Combination, the alternative agreement, if entered into by the Registrant during the Initial Term, the First Renewal Term or the Second Renewal Term and provided that the payments by the Registrant described in the first sentence of this paragraph have been made in a timely manner, will replace the terminated Business Combination Agreement for purposes of the aforementioned automatic extension.

     The Agreement may be terminated at the option of the Riebmans if (i) the Voting Trustees materially breach the Voting Trust Agreement or (ii) the Registrant materially breaches the Agreement or the 1995 Agreement. The Agreement may be terminated at the option of the Registrant if (i) the Riebmans materially breach the Voting Trust Agreement, (ii) the Riebmans materially breach the Agreement or (iii) Leon Riebman materially breaches the 1995 Agreement.

     Unless the Agreement has previously expired or terminated, it will terminate upon the earlier to occur of the following events: (i) immediately prior to the Closing under a Qualifying Business Combination which has been included in a Proposal as to which Shareholder Approval has been obtained, (ii) immediately following the conclusion of a meeting of Shareholders at which Shareholder Approval of such Proposal has been sought but not obtained, or (iii) November 28, 1996.

     The Registrant has agreed to make a payment to Leon Riebman in the amount of $500,000 if (i) a Closing occurs under a Qualifying Business Combination included within a Proposal as to which Shareholder Approval has been obtained, and (ii) Leon Riebman's employment with the Registrant terminates thereafter for any reason, voluntarily or involuntarily.

     The Registrant has agreed to reimburse the Riebmans for the reasonable fees and disbursements (not to exceed $75,000) of their counsel incurred in connection with the negotiation of the Agreement. In addition, as more particularly described in the Agreement, the Registrant has agreed to pay the reasonable counsel fees and disbursements incurred by the Riebmans as parties to the Agreement, the members of the LRPC, the Voting Trustees, any director or officer of the Registrant, or any of them in defense of any pending or threatened action, suit or proceedings whether by or in the right of the Registrant or otherwise, involving the Agreement or any exhibit thereto, subject to the Registrant's receipt of an undertaking by such person or persons to repay the amount so advanced if it is ultimately determined by a court that such payment was not proper in the circumstances.

     In connection with the execution and delivery of the Agreement and the Voting Trust Agreement, the Registrant's bylaws were amended so as to effectuate the purposes of the Agreement and the Voting Trust Agreement. The form of bylaw amendment is filed herewith as Exhibit F.

     The Voting Trust Agreement. Pursuant to the Voting Trust Agreement, the Riebmans transferred to the Voting Trustees to be maintained in the respective Voting Trusts (i) the Existing Class A Shares (10,646 shares of Class A Stock), (ii) the Contingent Shares (180,947 shares of Class A Stock) and (iii) the Existing Class B Shares (241,262 shares of Class B Stock) in exchange for Voting Trust Certificates representing the shares of Class A Stock and Class B Stock so transferred. The shares of Class A Stock so transferred to the Voting Trustees are held in the "Class A Voting Trust" and the shares of Existing Class B Stock so transferred to the Voting Trustees are held in the "Class B Voting Trust." The Contingent Shares were issued subject to a condition subsequent, as more particularly described below.

     The sole purpose of the Voting Trust Agreement is to enable the Voting Trustees (i) to vote the Existing Class A Shares and the Existing Class B Shares in favor of a Qualifying Business Combination included in a Proposal for Shareholder Approval and (ii) to vote for the election of directors of the Registrant, all in accordance with the terms and provisions of the Voting Trust Agreement.

     In the election of directors of the Registrant, the Voting Trustees are required to (a) vote for the election of two persons nominated by Leon Riebman or his personal representatives, (b) vote for the reelection of incumbent directors of the Registrant unless one or more of them determines not to seek reelection, resigns or dies, (c) consult with Leon Riebman and Claire E. Riebman prior to voting for the election of any other person as a director of the Registrant, and (d) assure that at all times a majority of the directors of the Registrant are "Independent Directors" (as such term is defined in the Voting Trust Agreement). In connection with a Proposal, the Voting Trustees are required to vote (i) the Contingent Shares in the same proportion as the votes cast with respect to the Proposal by the other holders of shares of Class A Stock and (ii) the Existing Class A Shares and the Existing Class B Shares in favor of any Proposal recommended by the LRPC. With respect to any action of Shareholders other than in connection with the election of directors or a Qualifying Business Combination included in a Proposal for Shareholder Approval, the Voting Trustees are required to vote the Existing Class A Shares and the Existing Class B Shares as directed in writing by the Riebmans. Except as provided in the Voting Trust Agreement, in voting shares deposited under the Voting Trust Agreement, the Voting Trustees shall act by majority vote, unless at any time there exists fewer than three Voting Trustees, in which event all acts of the Voting Trustees shall require the unanimous vote of the Voting Trustees.

     During the term of the Voting Trust Agreement, if a Voting Trustee ceases to be a member of the LRPC for any reason whatsoever, such Voting Trustee thereupon shall cease to be a Voting Trustee under the Voting Trust Agreement. Upon appointment of a substitute member or members to the LRPC, such member or members shall thereupon become a Voting Trustee or Trustees under the Voting Trust Agreement.

     During the term of the Voting Trust Agreement, without the prior written consent of the Registrant and the Voting Trustees, Leon Riebman and Claire E. Riebman are not permitted to transfer any interest in Class A Stock or Class B Stock owned by them or any beneficial interests evidenced by Voting Trust Certificates, except that (a) the executors of the estate of either of them may succeed to such interests and will be bound by the Voting Trust Agreement, and (b) either of them may make donative transfers of such interests to and among themselves or to their issue so long as the donees agree to be bound by the Voting Trust Agreement. During the term of the Voting Trust Agreement, Leon Riebman and Claire E. Riebman have agreed not to acquire any additional shares of Class A Stock or Class B Stock except in connection with (i) the exercise of options existing on February 28, 1995 or (ii) beneficial ownership of shares of Class A Stock or Class B Stock issued in connection with stock dividends or stock distributions.
Any such newly acquired shares shall be deposited into the respective Voting Trust.

     The term of the Voting Trust Agreement is coextensive with the term of the Agreement. Upon termination of the Voting Trust Agreement the certificates representing the Existing Class A Shares and the Existing Class B Shares will be returned to the holder(s) of the Voting Trust Certificates representing those shares. Upon the earliest to occur of the following events, certificates representing the Contingent Shares, together with any cash dividends or stock distributions received on the Contingent Shares, will be delivered by the Voting Trustees to the following person or persons:

     (a) Immediately prior to the Closing under a Qualifying Business Combination included in a Proposal as to which Shareholder Approval has been obtained, in which event such delivery will be made to the holder(s) of the Voting Trust Certificates representing the Contingent Shares in proportion to their respective holdings;

     (b) The expiration or termination of the Agreement for any reason other than as contemplated by clause (a) above, in which event such delivery will be made to the Registrant which will thereupon cancel the Contingent Shares without payment of any consideration therefor;

     (c) The receipt by the Voting Trustees of joint written instructions from Leon Riebman and Claire E. Riebman and the Registrant in which event such delivery will be made to the person or persons designated in such instruction; or

     (d) The receipt by the Voting Trustees of a certified copy of a final non-appealable order of a court of competent jurisdiction providing for the disposition of the Contingent Shares, in which event such delivery will be made to the person or persons designated in such order.

     The 1995 Agreement. Pursuant to the 1995 Agreement, Leon Riebman has agreed (a) that he will not voluntarily retire from active employment with the Registrant prior to the expiration or termination of the Agreement and
(b) that he will provide consulting services to the Registrant for a period of three years (up to 130 days per year) commencing with the date on which he voluntarily retires from active employment with the Registrant (the "Consulting Commencement Date"). In addition, the 1995 Agreement contains a supplementary provision which improves the Registrant's rights with respect to the protection of proprietary information, intellectual property and restrictions on competition.

     In consideration for his provision of consulting services to the Registrant, Leon Riebman will be entitled to specified fringe benefits and will receive $675,000 payable as follows: (a) $300,000 on the Consulting Commencement Date, (b) $225,000 on the first anniversary of the Consulting Commencement Date, and (c) $150,000 on the second anniversary of the Consulting Commencement Date. Payment of any of the aforementioned amounts is conditioned upon certificates representing the Contingent Shares being delivered to the holders of the Voting Trust Certificates representing the Contingent Shares. Further, the Registrant will have no obligation to make any such payment unless Leon Riebman is available on the payment date to provide consulting services for the forthcoming year. In addition, any payments made by the Registrant pursuant to the Agreement for the First Renewal Term and the Second Renewal Term will be credited against, and reduce to that extent, such payments. If the Agreement expires or terminates for a reason other than the Closing of a Qualifying Business Combination included within a Proposal as to which Shareholder approval has been obtained, the 1995 Agreement will terminate and be of no further force and effect.

     Participation Rights Agreement. In consideration for agreeing to the supplement in the 1995 Agreement which improves the Registrant's rights with respect to the protection of proprietary information, intellectual property and restrictions on competition, the Registrant has granted to Leon Riebman the right to participate in the proceeds of a Qualifying Business Combination ("Participation Payment"). If the "Aggregate Consideration" (as defined in the Participation Rights Agreement) in connection with a Qualifying Business Combination is equal to or greater than $60,000,000, the Participation Payment will be $1,900,000. If the Aggregate Consideration in connection with a Qualifying Business Combination is less than $60,000,000, the Participation Payment will be an amount equal to the product of $1,900,000, multiplied by a fraction, the numerator of which is the amount of such Aggregate Consideration and the denominator of which is $60,000,000. The Registrant's obligation to make the Participation Payment is conditioned on the delivery of certificates representing the Contingent Shares to the holder(s) of the Voting Trust Certificate(s) representing the Contingent Shares.

     The foregoing summaries are qualified in their entirety by reference to Exhibits A through D filed herewith.

     The filing of this report shall not be deemed an admission by the Registrant that there has been a change of control of the Registrant or that the Voting Trustees have acquired control of the Registrant.

     The information provided herein with respect to the shares of Class A common stock held by the Class A Voting Trust and the Voting Trustees is provided for informational purposes only, and the furnishing of such information is subject to the position that such shares are not a class of "voting securities" as defined Rule 12b-2.

Item 7.  Financial Statements and Exhibits

     A. Agreement dated as of February 28, 1995 by and among AEL Industries, Inc. and Dr. Leon Riebman and Claire E. Riebman.

     B. Voting Trust Agreement dated as of February 28, 1995 by and among AEL Industries, Inc., Dr. Leon Riebman and Claire E. Riebman and Francis J. Dunleavy, Frederick R. Einsidler, Conrad J. Fowler and Leeam Lowin.

     C. 1995 Agreement dated as of February 28, 1995 by and between AEL Industries, Inc. and Dr. Leon Riebman.

     D. Participation Rights Agreement dated as of February 28, 1995 by and between AEL Industries, Inc. and Dr. Leon Riebman.

     E. Form of letter agreement executed by Francis J. Dunleavy, Frederick R. Einsidler and Leeam Lowin dated February 28, 1995.

     F.   Bylaw Amendments

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AEL INDUSTRIES, INC.


Date: March 15, 1995                   /s/  George King
                                            George King